                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                          OCWEN ASSET INVESTMENT CORP.

                              OFFER TO EXCHANGE ITS
                          11 1/2% SENIOR NOTES DUE 2005
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
                          11 1/2% SENIOR NOTES DUE 2005

                           PURSUANT TO THE PROSPECTUS
                             DATED _______ ___, 1998

                                ----------------
        -----------------------------------------------------------------
              THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
        AT 5:00 P.M., NEW YORK CITY TIME, ON __________ ___, 1998, UNLESS
                             THE OFFER IS EXTENDED.
        -----------------------------------------------------------------

                                 ---------------

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

By Registered or Certified Mail:                    In Person:

    Norwest Bank Minnesota,                    Northstar East Bldg.
      National Association                       608 2nd Ave. S.
   Corporate Trust Operations                       12th Floor
         P.O. Box 1517                       Corporate Trust Services
   Minneapolis, MN 55480-1517               Minneapolis, MN 55479-0113


 By Hand or Overnight Courier:    By Facsimile (for Eligible Institutions only):

    Norwest Bank Minnesota,                       (612) 667-4927
      National Association
   Corporate Trust Operations              Confirm Receipt of Notice of
         Norwest Center                 Guaranteed Delivery by Telephone:
      Sixth and Marquette
   Minneapolis, MN 55479-0113                     (612) 667-9764

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

      THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

      This Letter of Transmittal is to be completed by holders of Old Notes (as defined below) either if (i) Old Notes are to be forwarded herewith or (ii) tenders of Old Notes are to be made by book-entry transfer to an account maintained by Norwest Bank Minnesota, National Association (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus.

      Holders of Old Notes whose certificates (the "Certificates") for such Old Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus.

      DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

ALL TENDERING HOLDERS COMPLETE THIS BOX:

------------------------------------------------------------------------------------------------------------------------------------
                                            DESCRIPTION OF OLD NOTES TENDERED
                                                     (See Instruction 4)
------------------------------------------------------------------------------------------------------------------------------------
If blank, please print name and address of registered holder.                                    Old Notes tendered
                                                                                      (Attach additional list if necessary)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Principal Amount of Old
                                                                                                                   Notes Tendered
                                                                    Certificate      Aggregate Principal      (if less than all are
                                                                     Number(s)*      Amount of Old Notes              tendered)**
                                                                    ----------------------------------------------------------------



                                                                    ----------------------------------------------------------------



                                                                    ----------------------------------------------------------------



                                                                    ----------------------------------------------------------------
                                                                    Total
                                                                    Amount
                                                                    Tendered:
------------------------------------------------------------------------------------------------------------------------------------

*  Need not be completed by book-entry holders.
** Old Notes may be tendered in whole or in part in integral multiples of $1,000 principal amount. All Old Notes held shall be deemed tendered unless a lesser number is specified in this column.

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution____________________________________

      DTC Account Number______________________________________________

      Transaction Code Number__________________________________________

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

      Name of Registered Holder(s)_____________________________________

      Window Ticket Number (if any)_____________________________________

      Date of Execution of Notice of Guaranteed Delivery__________________

      Name of Institution which Guaranteed Delivery______________________

            If Guaranteed Delivered is to be made by Book-Entry Transfer:

                   Name of Tendering Institution________________________________

                   DTC Account Number___________________________________________

                   Transaction Code Number______________________________________


[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NONEXCHANGED OR NONTENDERED OLD NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

      Name:____________________________________________________________

      Address:__________________________________________________________

             __________________________________________________________

      Area Code and Telephone Number:______________________________________

      Contact Person:____________________________________________________

Ladies and Gentlemen:

      The undersigned hereby tenders to Ocwen Asset Investment Corp. (the "Company"), a Virginia corporation, the above-described aggregate principal amount of its 11 1/2% Senior Notes due 2005 (the "Old Notes") in exchange for a like aggregate principal amount of its 11 1/2% Senior Notes due 2005 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus, dated _____________ ___, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

      Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also is acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Old Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Old Notes, (ii) present Certificates for such Old Notes for transfer, and to transfer the Old Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

      THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT (AS DEFINED IN THE PROSPECTUS). THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

      The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Notes. The Certificate number(s) of the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

      If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at
DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

      The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus and in the Instructions herein will, upon the Company's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

      Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver New Notes to the undersigned at the address shown below the undersigned's signature.

      BY TENDERING OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT, (II) ANY NEW NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN THE DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF NEW NOTES TO BE RECEIVED IN THE EXCHANGE OFFER AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH NEW NOTES. BY TENDERING OLD NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD NOTES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH OLD NOTES HELD BY THE BROKER- DEALER ARE HELD ONLY AS A NOMINEE OR (B) SUCH OLD NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (AND DO NOT REPRESENT AN UNSOLD ALLOTMENT FROM THE ORIGINAL SALE OF THE OLD NOTES) AND IT WILL DELIVER A PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH NEW NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

      THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER- DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF NEW NOTES RECEIVED IN EXCHANGE FOR OLD NOTES, WHERE SUCH OLD NOTES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (AND WHICH DO NOT REPRESENT AN UNSOLD ALLOTMENT FROM THE ORIGINAL SALE OF THE OLD NOTES), FOR A PERIOD ENDING 180 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH NEW NOTES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED OLD NOTES FOR ITS OWN ACCOUNT AND AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF NEW NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE NEW NOTES MAY BE RESUMED, AS THE CASE MAY BE. IF THE COMPANY GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE NEW NOTES, IT SHALL EXTEND THE 180-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF NEW NOTES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE NEW NOTES OR TO AND INCLUDING THE DATE ON WHICH THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF NEW NOTES MAY BE RESUMED, AS THE CASE MAY BE.

      As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of New Notes received in exchange for Old Notes pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under "The Exchange Offer--Exchange Agent."

      Holders of Old Notes whose Old Notes are accepted for exchange will not receive interest on such Old Notes and the undersigned waives the right to receive any interest on such Old Notes accumulated from and after July 14,

1998. Holders of New Notes as of the record date for the payment of interest on January 1, 1999 will be entitled to interest accumulated from and after July 14, 1998.

      All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

--------------------------------------------------------------------------------

                              HOLDER(S) SIGN HERE
                         (See Instructions 2, 5 and 6)
                  (Please Complete Substitute Form W-9 Below)
     (Note:  Signature(s) must be guaranteed if required by Instruction 2)

     Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificates(s) for the Old Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certificates and other information as may be required by the Company or the Exchange Agent to comply with the restrictions on transfer applicable to the Old Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

Date                , 1998
    ----------------

Name(s)
       -------------------------------------------------------------------------
                                 (PLEASE PRINT)
--------------------------------------------------------------------------------

Area Code(s) and Telephone Number
                                 -----------------------------------------------

--------------------------------------------------------------------------------
               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))


                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 2 and 5)

Authorized Signature
                    ------------------------------------------------------------

Name
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)

Date                , 1998
    ----------------

Capacity or Title
                 ---------------------------------------------------------------

Name of Firm
            --------------------------------------------------------------------

Address
       -------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
                              --------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------      -----------------------------------------------------
SPECIAL ISSUANCE INSTRUCTIONS                               SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5 and 6)                               (See Instructions 1, 5 and 6)

To be completed ONLY if New Notes and/or any                To be completed ONLY if New Notes and/or any Old
Old Notes that are not tendered are to be issued            Notes that are not tendered are to be sent to someone other
in the name of someone other than the registered holder     than the  registered holder of the Old Notes whose
of the Old Notes whose name(s) appear(s) above.             name(s) appear(s) above, or to the registered holder(s) at an address other than that shown above.

Issue:
                                                            Mail:

[ ]   New Notes to:                                         [ ]  New Notes to:
[ ]   Old Notes not tendered to:                            [ ]  Old Notes not tendered to:

Name
    ----------------------------------------------          Name
                      (PLEASE PRINT)                            ---------------------------------------------
                                                                                  (PLEASE PRINT)
Address                                                     Address
       -------------------------------------------                 ------------------------------------------

--------------------------------------------------          -------------------------------------------------

--------------------------------------------------          -------------------------------------------------
                    (INCLUDE ZIP CODE)                                          (INCLUDE ZIP CODE)

--------------------------------------------------          -------------------------------------------------
(TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)            (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

------------------------------------------------------      ---------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER



1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus and an Agent's Message is not delivered or (b) Certificates are to be forwarded herewith. Timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC, or Certificates as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its addresses set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer also may be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a confirmation of book-entry transfer of Old Notes into the Exchange Agent's account at DTC. The term "Agent's Message" means a message transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgement from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal (including the representations contained herein) and that the Company may enforce the Letter of Transmittal against such participant. Old Notes may be tendered in whole or in part in integral multiples of $1,000 principal amount.

      Holders who wish to tender their Old Notes and (i) who cannot complete the procedures for delivery by book-entry transfer on or prior to the Expiration Date, (ii) who cannot deliver their Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) whose Old Notes are not immediately available, may tender their Old Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth under "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution (as defined below); (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (c) the Certificates (or a book-entry confirmation (as defined above and in the Prospectus)) representing all tendered Old Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus.

      The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein)
(i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or
(v) a savings association that is a participant in a Securities Transfer Association.

THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

      The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

      2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

      (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Notes) of Old Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

   (ii) such Old Notes are tendered for the account of a firm that is an Eligible Institution.

      In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

      3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Notes" is inadequate, the Certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

      4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount. If less than all the Old Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Old Notes which are to be tendered in the box entitled "Principal Amount of Old Notes Tendered (if less than all are tendered)." In such case, a new Certificate(s) for the remainder of the Old Notes that were evidenced by your Old Certificate(s) will be sent to the holder of the Old Notes, promptly after the Expiration Date, unless the appropriate boxes on this Letter of Transmittal are completed. All Old Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

      Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, the aggregate principal amount of Old Notes to be withdrawn, and (if Certificates for Old Notes have been tendered) the name of the registered holder of the Old Notes as set forth on the Certificate for the Old Notes, if different from that of the person who tendered such Old Notes. If Certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth under "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission on or prior to the Expiration Date. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Notes."

      All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company in its sole discretion, whose determination shall be final and binding on all parties. None of the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

      5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

      If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If any tendered Old Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

      If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company in its sole discretion, of such persons' authority to so act.

      When this Letter of Transmittal is signed by the registered holder(s) of the Old Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless New Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Old Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Exchange Agent may require in accordance with the restrictions on transfer applicable to the Old Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

      6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

      7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right, in its sole and absolute discretion, to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Certain Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Old Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. None of the Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

      8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

      9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Old Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Notes exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

      The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

      The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Notes. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

      Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

      Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

      10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Old Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

      11. SECURITY TRANSFER TAXES. Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                             TO BE COMPLETED BY ALL
                           TENDERING SECURITYHOLDERS
                              (SEE INSTRUCTION 9)

                  PAYER'S NAME:  OCWEN ASSET INVESTMENT CORP.

-------------------------------------------------------------------------------------------------------------
           SUBSTITUTE                 Part 1 - PLEASE PROVIDE YOUR            TIN__________________________
            Form W-9                  TIN IN THE BOX AT RIGHT AND               Social Security Number or
                                      CERTIFY BY SIGNING AND                  Employer Identification Number
                                      DATING BELOW
                                      ----------------------------------------------------------------------

    Department of the Treasury                                                Part 2
     Internal Revenue Service                                                   Awaiting TIN [ ]
                                                                             -------------------------------

                                      CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the
                                      number shown on this form is my correct taxpayer identification number
                                      (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal
                                      Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the
                                      IRS has notified me that I am no longer subject to backup withholding, and (3) any other information provided on this form is true and correct.

   Payer's Request for Taxpayer       SIGNATURE
    Identification Number (TIN)                 -----------------------------------------------------------
         and Certification            DATE
                                          -----------------------------------------------------------------

                                      You must cross out item (iii) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
-------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the New Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature                                    Date
         -----------------------------------     ------------------------------
--------------------------------------------------------------------------------